Related parties (Detail 5) - UBS AG - USD ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021
Receivables
Loans and advances to customers	$ 2,807	$ 1,049
Financial assets at fair value held for trading	146	187
Other financial assets measured at amortized cost	147	45
Payables
Customer deposits	2,119	2,828
Funding from UBS Group AG	56,147	57,295
Other financial liabilities measured at amortized cost	1,985	1,887
Other financial liabilities designated at fair value	$ 1,796	$ 2,340